Revenue, Cost of revenue and Other operating income	6 Months Ended
Jun. 30, 2023
Disclosure Of Revenue From Contracts With Customers [Abstract]
Revenue, Cost of revenue and Other operating income
3. Revenue, Cost of revenue and Other operating income
The Company recognized milestone proceeds of $9 million (£
7.1
 million) as revenue under the collaboration and license agreement with Ultragenyx for setrusumab following achievement of a development milestone in the six months ended June 30, 2023. The milestone proceeds w ere
received in July 2023.
The variable consideration relating to future milestones and sales royalties will be recognized in the statement of comprehensive income when the milestones are achieved or the underlying commercial sales are made, in the event regulatory approval is obtained.
As a consequence of the milestone proceeds paid to the Company under the collaboration and license agreement with Ultragenyx and in accordance with the terms of the 2015 asset purchase agreement with Novartis, the Company also accrued for a payment to Novartis of £
1.7
million. The payment included a deduction for costs of £
1.4
million which was deferred to be recognized in the statement of comprehensive loss when the associated costs are incurred.
In the six month period ended June 30, 2023, £
0.6 million (six months ended June 30, 2022: £
0.4

million) of these deductions were recognized in the condensed consolidated statement of comprehensive loss. As of June 30, 2023, the remaining balance to be recognized of £
1.1
million (December 31, 2022: £
0.3
 million) is included within “Other liabilities” in the condensed consolidated balance sheets.

In June 2023, the Company received a payment of £2.9 million from its depositary for reimbursement of certain expenses incurred by the Company in respect of its ADR program in the current and prior years pursuant to the agreement between both parties. The Company recognizes such amounts as “Other operating income” when it becomes entitled to them.